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                                                         SEC File Nos. 002-86082
                                                                    811-03833-01


                          MAINSTAY VP SERIES FUND, INC.

                         MainStay VP Balanced Portfolio
                     MainStay VP Developing Growth Portfolio
                       MainStay VP Mid Cap Core Portfolio
                      MainStay VP Mid Cap Growth Portfolio
                       MainStay VP Mid Cap Value Portfolio
                     MainStay VP Small Cap Growth Portfolio

        Supplement dated January 6, 2006 ("Supplement") to the Prospectus dated May 1, 2005 ("Prospectus")
      as supplemented May 4, 2005, June 23, 2005, July 28, 2005, August 1,
                   2005, August 12, 2005 and November 8, 2005


      This Supplement updates certain information contained in the above-dated Prospectuses for MainStay VP Series Fund, Inc. ("Fund") regarding the MainStay VP Balanced Portfolio ("Balanced Portfolio"), the MainStay VP Developing Growth Portfolio ("Developing Growth Portfolio"), the MainStay VP Mid Cap Core Portfolio ("Mid Cap Core Portfolio"), the MainStay VP Mid Cap Growth Portfolio ("Mid Cap Growth Portfolio"), the MainStay VP Mid Cap Value Portfolio ("Mid Cap Value Portfolio") and the MainStay VP Small Cap Growth Portfolio ("Small Cap Growth Portfolio"). You may obtain copies of the Prospectuses and the Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

     1.   Balanced Portfolio
          ------------------

          Effective January 1, 2006, New York Life Investment Management LLC (the "Manager"), the manager of the Portfolio, entered into a written expense limitation agreement under which it agreed to waive a portion of the Balanced Portfolio's management fee or reimburse the Portfolio so that the Portfolio's total ordinary operating expenses (excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transactions expenses relating to the purchase or sale of portfolio investments) do not exceed 0.90% for its Initial Class shares.

          The Manager will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the Service Class shares. This expense limitation may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any management fee waiver or expense reimbursement from the Portfolio pursuant to this agreement if such action does not cause the Portfolio to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

          The "Annual Portfolio Operating Expenses" table and accompanying footnotes as well as the "Example" table that appear in the section titled "Fees and Expenses of the Portfolio" on page 26 of the prospectus are deleted and replaced with the following:

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     ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund assets)

                                                  Initial Class    Service Class
                                                  -------------    -------------

     Management Fee(1)                                0.75%            0.75%
     Distribution and/or Service (12b-1)               None            0.25%
     Fees(2)
     Other Expenses                                   0.25%            0.25%
     Total Annual Fund Operating Expenses             1.00%            1.25%
     Less Expense Reimbursements and/or               0.10%            0.10%
     Waivers
     Net Annual Fund Operating Expenses               0.90%            1.15%


     (1) The Management Fee reflects an aggregate fee for advisory and administrative services. The Manager has entered into a written expense limitation agreement under which it agreed to waive a portion of the Portfolio's management fee or reimburse the Portfolio so that the Portfolio's total ordinary operating expenses do not exceed 0.90% for its Initial Class shares. The Manager will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

     (2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.



     EXAMPLE

     This Example is intended to help you compare the cost of investing the in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

            -------------------------------------------------------
                               1 Year  3 Years   5 Years  10 Years
            -------------------------------------------------------
            Initial Class       $92      $287     $498     $1,108
            -------------------------------------------------------
            Service Class       $117     $365     $633     $1,398
            -------------------------------------------------------


2. Developing Growth Portfolio, Mid Cap Core Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio and Small Cap Growth Portfolio

     Effective January 1, 2006, the Manager has terminated the existing voluntary expense limitations in effect for the above-named Portfolios that are disclosed in footnotes to the "Annual Portfolio Operating Expenses" tables appearing on page 10 for the Developing Growth Portfolio; page 16 for the Mid Cap Core Portfolio; page 18 for the Mid Cap Growth Portfolio; page 34 for the Mid Cap Value Portfolio and page 23 for the Small Cap Growth Portfolio.


             PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE


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